EXHIBIT 10.5
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated as of June 16, 2006 (the “Amendment Closing Date”) and is entered into by and among PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions party to the Credit Agreement referenced below (collectively the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in its capacity as Administrative Agent, the “Agent”), and BANK OF AMERICA, N.A., as Bank.
     WHEREAS, the Borrower, the Agent, and the Lenders, among others, have entered into that certain Amended and Restated Credit Agreement (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), dated as of July 26, 2005; and
     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects and the Agent and the Lenders have agreed to the foregoing request but only on the terms and conditions set forth below.
     NOW, THEREFORE, the parties hereto do hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
     Section 2.1 Debt Service Coverage Ratio. Section 7.23 of the Credit Agreement titled “Debt Service Coverage Ratio” is hereby amended and restated in its entirety to read as follows:
     “ 7.23 Debt Service Coverage Ratio. The Borrower will maintain a Debt Service Coverage Ratio (a) for the period of four (4) consecutive fiscal quarters ended on the last day of the fiscal quarter ending on June 30, 2005 of not less than 0.6 to 1.0 and (b) for each period of four (4) consecutive fiscal quarters ended on the last day of each fiscal quarter thereafter of not less than 1.2 to 1.0; provided, that, for the period of four (4) consecutive fiscal quarters ended on the last day of the fiscal quarter ending on March 31, 2006, the Borrower will maintain a Debt Service Coverage Ratio of 1.0 to 1.0.”

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ARTICLE III
CONDITIONS
     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in form and substance satisfactory to the Agent:
     (a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;
     (b) No Default or Event of Default shall have occurred and be continuing;
     (c) The Borrower shall have delivered to the Agent a fully-executed copy of this Amendment together with all acknowledgements;
     (d) The Borrower shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment;
     (e) The Agent shall have received such other documents, corporate resolutions, corporate certificates, legal opinions and information, including, without limitation, any third party consents, that the Agent shall require, each in form and substance satisfactory to the Agent; and
     (f) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Acknowledgment of the Borrower. The Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrower with all of the provisions of this Amendment: (a) are within the powers and purposes of the Borrower; (b) have been duly authorized or approved by the board of directors of the Borrower; and (c) when executed and delivered by or on behalf of the Borrower will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. The Borrower reaffirms its obligation to pay all amounts due to the Agent or the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby.
     Section 4.2 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Loan

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Documents, as modified hereby, shall remain in full force and effect. A breach by the Borrower of the terms of this Amendment shall be an Event of Default. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
     Section 4.3 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders, and their respective successors and assigns.
     Section 4.4 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 4.5 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.
     Section 4.6 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
     Section 4.7 Expenses of Agent. Without limiting the terms and conditions of the Loan Documents, the Borrower agrees to pay on demand: (a) all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees

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of the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agent’s legal counsel.
     Section 4.8 Choice of Law; Jury Trial Waiver. This Amendment shall be governed by and construed according to the laws of the State of California (without regard to conflicts of law principles thereof). TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT. Without limiting the applicability of any other provision of the Credit Agreement, the terms of Section 13.3 of the Credit Agreement shall apply to this Amendment.
     Section 4.9 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

“BORROWER”

PARAMOUNT PETROLEUM CORPORATION,
a Delaware corporation

By: Name:	/s/ Craig H. Studwell Craig H. Studwell
Title:	Senior Vice President

“AGENT”

BANK OF AMERICA, N.A., as Agent

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

“BANK”

BANK OF AMERICA, N.A., as Bank

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

SOCIÉTÉ GÉNÉRALE

By: Name:	/s/ Chung-Taek Oh Chung-Taek Oh
Title:	Associate

By: Name:	/s/ Emmanuel Chesneau Emmanuel Chesneau
Title:	Managing Director

CITIBANK (WEST), FSB

By: Name:	/s/ Hillary Savoie Hillary Savoie
Title:	Vice President

BNP PARIBAS

By: Name:	/s/ Jordan Nenoff Jordan Nenoff
Title:	Director

By: Name:	/s/ Keith Cox Keith Cox
Title:	Managing Director

NATEXIS BANQUES POPULAIRES

By: Name:	/s/ Simon Melchior Simon Melchior
Title:	Assistant Vice President

By: Name:	/s/ Vincent Lauras Vincent Lauras
Title:	Managing Director

     Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Non-Recourse Suretyship Agreement, Pledge Agreement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Suretyship Agreements”) and acknowledges and agrees that the Suretyship Agreements remain in full force and effect and the Suretyship Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not affect the obligations, under the terms of the Suretyship Agreements, of the persons listed below, including but not limited to the person who fails to sign.

/s/ W. Scott Lovejoy W. SCOTT LOVEJOY

/s/ Mark R. Milano MARK R. MILANO

/s/ Craig C. Barto Craig C. Barto, Trustee of the Craig C.Barto and Gisele M. Barto Living Trust , u/d/t
dated April 5, 1991

/s/ Gisele M. Barto Gisele M. Barto, Trustee of the Craig C. Barto and Gisele M. Barto Living Trust, u/d/t
dated April 5, 1991

     Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Guaranty Agreement, Security Agreement, Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Guaranty Agreements”) and acknowledges and agrees that the Guaranty Agreements remain in full force and effect and the Guaranty Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Guaranty Agreements, of the persons listed below, including but not limited to the person who fails to sign.

Paramount of Oregon, Inc., an Oregon
corporation

By:	/s/ Craig H. Studwell
Name: Craig H. Studwell
Title: Senior Vice President

Paramount of Washington, Inc., a Washington
corporation

By:	/s/ Craig H. Studwell
Name: Craig H. Studwell
Title: Senior Vice President

Point Wells, LLC, a Washington limited
liability company

By:	/s/ Craig H. Studwell
Name: Craig H. Studwell
Title: Assistant Manager